UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2021

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On November 11, 2021, the Company held its Annual General Meeting of Shareholders (the “Annual Meeting”) in which shareholders voted on five proposals and casted their votes as described below. Details of proposals are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 1, 2021. There were present at the Annual Meeting, represented by proxy or in person, holders of 26,370,620 Common Shares, constituting a quorum.

Proposal 1

    The following nine directors were elected to serve on the Board of Directors of the Company (the “Board”) until the 2022 Annual General Meeting of Shareholders or until their respective successors have been duly elected, and qualified as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	18,209,727	153,239	3,766,754
Lucas S. Chang	18,267,111	95,855	3,766,754
Claudia Chen	18,268,682	94,284	3,766,754
Yueh-Se Ho	18,291,231	71,735	3,766,754
So-Yeon Jeong	18,291,580	71,386	3,766,754
Hanqing (Helen) Li	18,291,227	71,739	3,766,754
King Owyang	18,260,486	102,480	3,766,754
Michael L. Pfeiffer	18,294,781	68,185	3,766,754
Michael J. Salameh	18,258,235	104,731	3,766,754

Proposal 2

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,029,117	311,471	22,378	3,766,754

Proposal 3

The Company’s shareholders approved an amendment to the Company's 2018 Omnibus Incentive Plan to increase the number of common shares authorized for issuance under such plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,380,861	6,327,984	654,121	3,766,754

Proposal 4

The Company’s shareholders approved an amendment to the Company's 2018 Employee Share Purchase Plan to increase the number of common shares authorized for issuance under such plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,165,857	186,219	10,890	3,766,754

Proposal 5

The Company’s shareholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm, and authorized the Company’s Board of Directors, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2022, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,099,536	21,241	8,943	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 12, 2021

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary